Exhibit 10.44

THIRD AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT AND JOINDER AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND JOINDER AGREEMENT (this “Third Amendment”) is dated effective as of July 1, 2025 (the “Third Amendment Effective Date”), by and among INDCO, INC., a Tennessee corporation (“INDCO”), ANTIBODIES INCORPORATED, a California corporation (for itself and as successor by merger to VIRAQUEST, INC., an Iowa corporation, “Antibodies”), AVES LABS, INC., an Oregon corporation (“Aves”), PHOSPHOSOLUTIONS LLC, a Nevada limited liability company (for itself and as successor by merger to ECM BIOSCIENCES, LLC, a Kentucky limited liability company, “PSLLC”), IMMUNOCHEMISTRY TECHNOLOGIES LLC, a Minnesota limited liability company (“ICT”), IMMUNOBIOSCIENCE CORP., a Washington corporation (“IBSC”, and collectively with INDCO, Antibodies, Aves, PSLLC, ITC and ECM, the “Existing Borrowers”), BIOSENSIS, LLC, a California limited liability company (“New Borrower”, and together with the Existing Borrowers, the “Borrowers”), JANEL CORPORATION, a Nevada corporation (“Guarantor”), and FIRST MERCHANTS BANK, an Indiana bank (“Bank”).

Recitals

1.
The Existing Borrowers and Bank are parties to that certain Amended and Restated Credit Agreement, dated as of April 25, 2023, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of January 10, 2024, and as further amended by that certain Second Amendment to Amended and Restated Credit Agreement and Joinder Agreement, dated as of November 22, 2024 (as amended to date, the “Credit Agreement”).

2.
Borrowers have requested that Bank amend the Credit Agreement to, among other things, join New Borrower as a “Borrower” thereunder, refinance and increase certain of the Loans, and modify certain financial covenants and repayment provisions therein.

3.
Subject to the terms and conditions stated in this Third Amendment, Bank and Borrowers are willing to modify and amend the Credit Agreement and the other Loan Documents, as provided in this Third Amendment.

Agreement

NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements herein, and each act performed and to be performed hereunder, Bank, Borrowers and Guarantor agree as follows:

1.
Definitions.  Except as otherwise expressly stated in this Third Amendment, all terms used in the Recitals and in this Third Amendment that are defined in the Credit Agreement, and that are not otherwise defined herein, shall have the same meanings in this Third Amendment as are ascribed to them in the Credit Agreement.

2.
Joinder of New Borrower.  New Borrower hereby acknowledges, agrees and confirms that, by its execution of this Third Amendment, it will be deemed to be a Loan Party under the Credit Agreement and a “Borrower” for all purposes of the Credit Agreement and shall have all of the obligations of a Loan Party and a Borrower thereunder as if it had executed the Credit Agreement.  New Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement, including without limitation (a) all of the representations and warranties of the Loan Parties set forth in Article III of the Credit Agreement, and (b) all of the covenants set forth in Article V of the Credit Agreement.  All references in the Credit Agreement and the other Loan Documents to the term “Borrower” or “Borrowers” shall be deemed to include the New Borrower.

3.
Amendments and Consent.  Effective as of the Third Amendment Effective Date, the following amendments are made to the Credit Agreement:

(a)
Amendments to Credit Agreement. The Credit Agreement is hereby amended to (i) delete the red stricken text (indicated textually in the same manner as the following example: ~~stricken red text~~) in the conformed copy of the Credit Agreement attached as Annex A hereto and (ii) add the blue underlined text (indicated textually in the same manner as the following example: (underlined blue text) in the conformed copy of the Credit Agreement attached as Annex A hereto.

(b)
Amendment to Schedules. The Schedules attached to the Credit Agreement are amended and, as so amended, restated in their entirety in the form of the Schedules attached hereto.
(c)
Consent to Indco Share Repurchase.  Indco and Parent have notified Bank that Parent intends to repurchase all outstanding shares of Indco owned by two executives of Indco, Kris Wilberder and Mark Hennis, on or before September 30, 2025 for a price per share of $19.00 and total consideration not in excess of $1,500,000 (the “Indco Share Repurchase”).  So long as no Default or Event of Default exists at the time of consummation of the Indco Share Repurchase and such repurchase is consummated on or before October 15, 2025, Bank hereby (i) consents to the Indco Share Repurchase and waives the restrictions in Section 5.02(h) and Section 5.02(j) of the Loan Agreement to the extent applicable to the Indco Share Repurchase, (ii) agrees that the Indco Share Repurchase may be financed in whole or in party through an Advance of the Acquisition Loan notwithstanding the restrictions in Section 2.04(g) of the Loan Agreement (but subject to all other terms applicable to an Acquisition Loan), and (iii) agrees that the Indco Share Repurchase shall be excluded from clause (a)(ii) of the definition of “Fixed Charge Coverage Ratio” set forth in the Credit Agreement.

4.
Representations and Warranties. Each Borrower and Guarantor represents and warrants to Bank as follows:

(a)
The execution and delivery of this Third Amendment, the execution and delivery of all of the other Loan Documents in connection herewith and the performance by each Loan Party of its obligations under this Third Amendment and all of the other Loan Documents executed in connection herewith are within the organizational powers of such Loan Party, have been duly authorized by all necessary organizational action, have received any required governmental or regulatory agency approvals and do not and will not materially contravene or conflict with any provision of law or of the Organizational Documents of such Loan Party or of any agreement binding upon such Loan Party.  This Third Amendment and all of the other Loan Documents executed in connection herewith to which each Loan Party is a party are the legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their respective terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws enacted for the relief of debtors generally and other similar laws affecting the enforcement of creditors’ rights generally or by equitable principles which may affect the availability of specific performance and other equitable remedies.

(b)
After giving effect to the amendments contained in this Third Amendment, the representations and warranties contained in Article III of the Credit Agreement are true and correct on and as of the Third Amendment Effective Date with the same force and effect as if made on and as of the Third Amendment Effective Date, except representations and warranties which relate solely to an earlier date or time, which representations and warranties were true and correct on and as of the specific dates or times referred to therein.

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(c)
No Event of Default or Unmatured Event of Default has occurred and is continuing or will exist under the Credit Agreement as of the Third Amendment Effective Date.

5.
Consent of Guarantor.  Guarantor represents and warrants to Bank as follows:

(a)
Guarantor, by its execution of this Third Amendment, expressly consents to the execution, delivery and performance by the Borrowers and Bank of this Third Amendment and all agreements, instruments and documents delivered pursuant hereto, and agrees that neither the provisions of this Third Amendment nor any action taken or not taken in accordance with the terms of this Third Amendment shall constitute a termination, extinguishment, release, or discharge of any of its obligations under the Guaranty to which it is a party, or provide a defense, set off, or counterclaim to it with respect to its obligations under the Guaranty to which it is a party or any other Loan Documents.  Guarantor affirms to Bank that the Guaranty to which it is a party is in full force and effect, is a valid and binding obligation of Guarantor and continues to secure and support the Guaranty Obligations (as defined therein).

(b)
The request for and the grant of the confirmations, consents and waivers given herein shall not establish a course of conduct or dealing among Bank and the Guarantor and shall not impose any obligation on Bank to consult with, notify or obtain the consent of the Guarantor in the future if the financial accommodations provided to the Borrowers should be revised, amended or increased.

6.
Conditions. The obligations of Bank to execute and to perform this Third Amendment shall be subject to full satisfaction of the following conditions precedent on or before the Third Amendment Effective Date:

(a)
There shall exist no Event of Default or Unmatured Event of Default.

(b)
Bank shall have received copies, certified as of the Third Amendment Effective Date, of such corporate or limited liability company documents or resolutions of Borrowers and Guarantor as Bank may request evidencing necessary corporate or limited liability company action by Borrowers and Guarantor with respect to this Third Amendment and all other agreements or documents delivered pursuant hereto as Bank may reasonably request.

(c)
All liens in favor of Bank shall be in full force and effect with the required first priority, subject to Liens by the Credit Agreement.

(d)
This Third Amendment shall have been duly executed and delivered by Borrowers and Guarantor to Bank.

(e)
The Second Amended and Restated Acquisition Note, of even date herewith, in the original principal amount of $7,000,000.00, shall have been duly executed and delivered by Borrowers to Bank.

(f)
The Third Amended and Restated Revolving Note, of even date herewith, in the original principal amount of $3,000,000.00, shall have been duly executed and delivered by Borrowers to Bank.

(g)
The Third Amended and Restated Term A Note, of even date herewith, in the original principal amount of $8,612,733.94, shall have been duly executed and delivered by Borrowers to Bank.

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(h)
The Third Amended and Restated Term B Note, of even date herewith, in the original principal amount of $620,000.00, shall have been duly executed and delivered by Borrowers to Bank.

(i)
The Second Amendment to Security Agreement and Joinder Agreement, of even date herewith, shall have been duly executed and delivered by Borrowers to Bank.

(j)
The Joinder to Amended and Restated Environmental Indemnity Agreement, of even date herewith, shall have been duly executed and delivered by New Borrower to Bank.

(k)
[Reserved.]

(l)
Borrowers shall have paid to Bank an amendment fee in the amount of $1,000.00.

(m)
Bank shall have received such additional agreements, documents and certifications, fully executed by Borrowers and Guarantor, as may be reasonably requested by Bank.

7.
Fees.  Upon demand, Borrowers shall promptly pay all reasonable and documented costs and expenses incurred by Bank in connection with the negotiation, preparation and closing of this Third Amendment and the other documents and agreements delivered pursuant hereto, including the reasonable and documented fees and out-of-pocket expenses of Taft Stettinius & Hollister LLP, special counsel to Bank.

8.
Waiver of Defenses and Claims.  In consideration of the financial accommodations provided to Borrowers by Bank as contemplated by this Third Amendment, each Borrower and Guarantor hereby, jointly and severally, waives, releases, and forever discharges Bank from and against any and all rights, claims or causes of actions of any Borrower or Guarantor against Bank arising from Bank’s actions or inactions with respect to the Loan Documents or any security interest, lien or collateral in connection therewith as well as any and all rights of set off, defenses, claims, causes of action and any other bar to the enforcement of the Loan Documents which exist as of the Third Amendment Effective Date.

9.
Binding on Successors and Assigns.  All of the terms and provisions of this Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives.

10.
Governing Law/Entire Agreement/Survival/Miscellaneous.  This Third Amendment is a contract made under, and shall be governed by and construed in accordance with, the laws of the State of Illinois applicable to contracts made and to be performed entirely within such state and without giving effect to the choice or conflicts of laws principles of any other jurisdiction.   This Third Amendment constitutes and expresses the entire understanding between the parties with respect to the subject matter hereof, and supersedes all prior agreements and understandings, commitments, inducements or conditions, whether expressed or implied, oral or written.  All covenants, agreements, undertakings, representations and warranties made in this Third Amendment shall survive the execution and delivery of this Third Amendment, and shall not be affected by any investigation made by any person.  The Credit Agreement, as amended hereby, remains in full force and effect in accordance with its terms and provisions.

11.
Amendment of Other Loan Documents.  All references to the Credit Agreement in the other Loan Documents shall mean the Credit Agreement, as modified and amended by this Third Amendment and as it may be further amended, modified, extended, renewed, supplemented and/or restated from time to time and at any time.  The other Loan Documents are hereby modified and amended to the extent necessary to conform them to, or to cause them to accurately reflect, the terms of the Credit Agreement, as modified by this Third Amendment.  Except as otherwise expressly provided herein, all of the terms and provisions of the Credit Agreement and the other Loan Documents, as modified and amended by this Third Amendment, remain in full force and effect, and fully binding on the parties thereto and their respective successors and assigns.

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12.
Further Assurances.  The parties shall duly execute and deliver, or cause to be executed and delivered, such further instruments and perform or cause to be performed such further acts as may be necessary or proper in the reasonable opinion of any other party to carry out the provisions and purposes of this Third Amendment.

13.
Counterparts. This Third Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one agreement.  In the event any party executes and delivers this Third Amendment via facsimile or other electronic transmission, such party hereby agrees that for the purposes of enforcement and all applicable statutes, laws and rules, including, without limitation, the Uniform Commercial Code, rules of evidence and statutes of fraud: (i) the facsimile or electronic signature of such party shall constitute a binding signature of such party as a symbol and mark executed and adopted by such party with a present intention to authenticate this Third Amendment; (ii) the facsimile or electronic transmission of this Third Amendment shall constitute a writing signed by such party; and (iii) the facsimile or electronic transmission of this Third Amendment shall constitute an original of and best evidence of this Third Amendment.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their respective authorized signatories effective as of the date set forth above.

INDCO, INC.
ANTIBODIES INCORPORATED
PHOSPHOSOLUTIONS LLC

By:
Darren C. Seirer, Vice President

AVES LABS, INC.
IMMUNOCHEMISTRY TECHNOLOGIES LLC
IMMUNOBIOSCIENCE CORP.

By:
Darren C. Seirer, President

JANEL CORPORATION

By:
Darren C. Seirer, President

BIOSENSIS, LLC

By:

Name:
Title:

Signature Page to Third Amendment to Amended and Restated
Credit Agreement and Joinder Agreement

FIRST MERCHANTS BANK

By:
Jeff Pangburn, Vice President

Signature Page to Third Amendment to Amended and Restated
Credit Agreement and Joinder Agreement

Annex A - Conformed Credit Agreement

See attached.

Schedule 3.01(m) – Environmental Matters
None.

Schedule 5.02(a) – Existing Debt (other than to Bank)
None.

Schedule 5.02(b) – Permitted Liens
None.

Schedule 5.02(c) – Existing Investments

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Antibodies, Inc. holds a 4.6% equity stake in a private life sciences company deemed immaterial to Janel Corporation